Exhibit 99.1

Press Release — For Immediate Release
October 19, 2018

Penns Woods Bancorp, Inc. Reports Third Quarter 2018 Earnings

Williamsport, PA — October 19, 2018 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc., supported by loan and deposit growth, achieved net income of $10.5 million for the nine months ended September 30, 2018, resulting in basic and diluted earnings per share of $2.24.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $9.1 million for the three months ended September 30, 2018 compared to $8.9 million for the same period of 2017. Operating earnings increased to $10.5 million for the nine months ended September 30, 2018, compared to $8.7 million for the same period of 2017. Impacting the level of operating earnings were several factors, including the continued shift in composition of the earning asset portfolio as the balance sheet is actively managed to reduce market risk and interest rate risk in a rising rate environment. In addition, the effective tax rate has decreased due to the "Tax Cuts and Jobs Act," which reduced the corporate tax rate to 21% effective January 1, 2018.

•
Operating earnings for the three months ended September 30, 2018 was $0.82 for basic and diluted earnings per share, an increase from $0.66 for basic and diluted earnings per share for the same period of 2017. Operating earnings for the nine months ended September 30, 2018 was $2.24 basic and diluted earnings per share compared to $1.85 basic and diluted earnings per share for the same period of 2017.

•
Return on average assets was 0.96% for the three months ended September 30, 2018, compared to 0.93% for the corresponding period of 2017. Return on average assets was 0.91% for the nine months ended September 30, 2018, compared to 0.87% for the corresponding period of 2017.

•
Return on average equity was 10.94% for the three months ended September 30, 2018, compared to 9.43% for the corresponding period of 2017. Return on average equity was 10.19% for the nine months ended September 30, 2018, compared to 8.69% for the corresponding period of 2017.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share described in the highlights to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and nine months ended September 30, 2018 was $3.8 million and $10.5 million, compared to $3.3 million and $9.1 million for the same period of 2017. Results for the three and nine months ended September 30, 2018 compared to 2017 were impacted by a decrease in after-tax securities gains of $216,000 (from a gain of $197,000 to a loss of $19,000) for the three month periods and a decrease in after-tax securities gains of $359,000 (from a gain of $320,000 to a loss of $39,000) for the nine month periods. The impact of the Tax Cuts and Jobs Act was the primary driver for the decrease in the Company's effective tax rate to 18.30% and 17.17% for the three and nine month periods ended September 30, 2018 compared to 28.08% and 27.82% for the prior year periods. Earnings per share for the three and nine months ended September 30, 2018 was $0.82 and $2.24 basic and diluted, an increase from the 2017 basic and diluted earnings per share of $0.70 and $1.92. Return on average assets and return on average equity were 0.96% and 10.94% for the three months ended September 30, 2018, compared to

0.93% and 9.43% for the corresponding periods of 2017. Return on average assets and return on average equity were 0.91% and 10.19% for the nine months ended September 30, 2018 compared to 0.87% and 8.69% for the corresponding periods of 2017.

Net Interest Margin

The net interest margin for the three and nine months ended September 30, 2018 was 3.30% and 3.31%, compared to 3.57% and 3.47% for the corresponding period of 2017. The decrease in the net interest margin was driven by an increase in the cost of interest-bearing liabilities of 41 basis points ("bps") for the three month period and 31 bps for the nine month period primarily from an increase in the rate paid on time deposits as the average maturity of such liabilities lengthened. The impact of the increased cost of funds was limited by an increase in the yield on earning assets of 6 bps and 8 bps for the three and nine month periods. The increase in the yield on earning assets was driven by an increase in the loan portfolio yield in conjunction with an increase in the average loan portfolio of $193.9 million and $177.8 million respectively. The loan growth was primarily funded by an increase in average borrowings of $134.4 million and $103.8 million for the three and nine month periods along with growth in average total deposits of $45.6 million and $44.1 million respectively. Core deposits represent a lower cost funding source than time deposits and comprise 77.63% of total deposits at September 30, 2018 and 81.94% at September 30, 2017.

Assets

Total assets increased $240.2 million to $1.7 billion at September 30, 2018 compared to September 30, 2017.  Net loans increased $179.0 million to $1.4 billion at September 30, 2018 compared to September 30, 2017, primarily due to campaigns related to increasing home equity product market share and indirect auto lending.  The investment portfolio increased $16.2 million from September 30, 2017 to September 30, 2018 due to an increase in the taxable municipal and restricted bank stock portfolios.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.64% at September 30, 2018 from 0.69% September 30, 2017 as non-performing loans have increased to $8.8 million at September 30, 2018 from $8.3 million at September 30, 2017. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $490,000 for the nine months ended September 30, 2018 minimally impacted the allowance for loan losses, which was 0.97% of total loans at September 30, 2018. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $56.5 million to $1.2 billion at September 30, 2018 compared to September 30, 2017. Noninterest-bearing deposits increased $2.3 million to $313.1 million at September 30, 2018 compared to September 30, 2017. Driving deposit growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the average maturity of the time deposit portfolio continues to move forward as part of the strategy to build balance sheet protection in a rising interest rate environment.

Shareholders’ Equity

Shareholders’ equity increased $870,000 to $140.5 million at September 30, 2018 compared to September 30, 2017. The change in accumulated other comprehensive loss from $4.1 million at September 30, 2017 to $7.5 million at September 30, 2018 is a result of an increase in unrealized losses on available for sale securities (from an unrealized gain of $73,000 at September 30, 2017 to an unrealized loss of $2.7 million at September 30, 2018). The amount of accumulated other comprehensive loss at September 30, 2018 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan, resulting in an increase in the net loss of $617,000, mainly due to the change in the corporate tax rate from 2017 to 2018. The current level of shareholders’ equity equates to a book value per share of $29.96 at September 30, 2018 compared to $29.79 at September 30, 2017 and an equity to asset ratio of 8.41% at September 30, 2018, compared to 9.77% at September 30, 2017.  Excluding goodwill and intangibles, book value per share was $26.05 at September 30, 2018, compared to $25.81 at September 30, 2017.  Dividends declared for the nine months ended September 30, 2018 and 2017 were $1.41 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates nine branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group. Insurance products are offered through United Insurance Solutions, LLC, a joint venture that is a subsidiary of the holding company.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30,
(In Thousands, Except Share Data)	2018	2017	% Change
ASSETS:
Noninterest-bearing balances	$33,675	$22,042	52.78%
Interest-bearing balances in other financial institutions	38,672	5,705	577.86%
Total cash and cash equivalents	72,347	27,747	160.74%

Investment debt securities, available for sale, at fair value	128,905	118,829	8.48%
Investment equity securities, at fair value	1,902	2,485	(23.46)%
Investment securities, trading	45	210	(78.57)%
Restricted investment in bank stock, at fair value	17,834	10,999	62.14%
Loans held for sale	3,727	1,734	114.94%
Loans	1,369,105	1,189,714	15.08%
Allowance for loan losses	(13,343)	(12,933)	3.17%
Loans, net	1,355,762	1,176,781	15.21%
Premises and equipment, net	27,361	25,895	5.66%
Accrued interest receivable	5,353	4,289	24.81%
Bank-owned life insurance	28,472	27,827	2.32%
Goodwill	17,104	17,104	—%
Intangibles	1,233	1,543	(20.09)%
Deferred tax asset	5,310	7,984	(33.49)%
Other assets	4,993	6,770	(26.25)%
TOTAL ASSETS	$1,670,348	$1,430,197	16.79%

LIABILITIES:
Interest-bearing deposits	$897,366	$843,166	6.43%
Noninterest-bearing deposits	313,111	310,830	0.73%
Total deposits	1,210,477	1,153,996	4.89%

Short-term borrowings	164,465	41,596	295.39%
Long-term borrowings	138,970	80,998	71.57%
Accrued interest payable	1,051	483	117.60%
Other liabilities	14,846	13,455	10.34%
TOTAL LIABILITIES	1,529,809	1,290,528	18.54%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,011,063 and 5,008,720 shares issued; 4,690,913 and 4,688,570 outstanding	41,757	41,739	0.04%
Additional paid-in capital	50,577	50,142	0.87%
Retained earnings	67,802	64,033	5.89%
Accumulated other comprehensive loss:
Net unrealized (loss) gain on available for sale securities	(2,663)	73	(3,747.95)%
Defined benefit plan	(4,820)	(4,203)	(14.68)%
Treasury stock at cost, 320,150	(12,115)	(12,115)	—%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	140,538	139,669	0.62%
Non-controlling interest	1	—	100.00%
TOTAL SHAREHOLDERS' EQUITY	140,539	139,669	0.62%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,670,348	$1,430,197	16.79%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended September 30,			Nine Months Ended September 30,
(In Thousands, Except Per Share Data)	2018	2017	% Change	2018	2017	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$13,982	$11,906	17.44%	$39,172	$33,642	16.44%
Investment securities:
Taxable	713	553	28.93%	1,898	1,665	13.99%
Tax-exempt	207	319	(35.11)%	678	940	(27.87)%
Dividend and other interest income	296	170	74.12%	762	592	28.72%
TOTAL INTEREST AND DIVIDEND INCOME	15,198	12,948	17.38%	42,510	36,839	15.39%

INTEREST EXPENSE:
Deposits	1,659	1,058	56.81%	4,371	2,968	47.27%
Short-term borrowings	528	31	1,603.23%	1,004	39	2,474.36%
Long-term borrowings	756	407	85.75%	2,024	1,220	65.90%
TOTAL INTEREST EXPENSE	2,943	1,496	96.72%	7,399	4,227	75.04%

NET INTEREST INCOME	12,255	11,452	7.01%	35,111	32,612	7.66%

PROVISION FOR LOAN LOSSES	480	60	700.00%	975	605	61.16%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	11,775	11,392	3.36%	34,136	32,007	6.65%

NON-INTEREST INCOME:
Service charges	645	550	17.27%	1,788	1,637	9.22%
Debt securities (losses) gains, available for sale	(22)	302	(107.28)%	(17)	487	(103.49)%
Equity securities losses	(16)	—	(100.00)%	(44)	—	(100.00)%
Securities gains (losses), trading	14	(4)	(100.00)%	12	(2)	(700.00)%
Bank-owned life insurance	165	166	(0.60)%	496	499	(0.60)%
Gain on sale of loans	398	455	(12.53)%	1,053	1,316	(19.98)%
Insurance commissions	85	109	(22.02)%	266	399	(33.33)%
Brokerage commissions	340	352	(3.41)%	1,013	1,044	(2.97)%
Debit card income	359	514	(30.16)%	1,065	1,450	(26.55)%
Other	621	296	109.80%	1,400	1,325	5.66%
TOTAL NON-INTEREST INCOME	2,589	2,740	(5.51)%	7,032	8,155	(13.77)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	5,420	4,738	14.39%	15,387	14,116	9.00%
Occupancy	640	603	6.14%	2,080	1,855	12.13%
Furniture and equipment	780	816	(4.41)%	2,328	2,129	9.35%
Software Amortization	208	235	(11.49)%	504	750	(32.80)%
Pennsylvania shares tax	278	228	21.93%	833	696	19.68%
Professional Fees	459	560	(18.04)%	1,674	1,816	(7.82)%
Federal Deposit Insurance Corporation deposit insurance	237	194	22.16%	639	514	24.32%
Marketing	245	315	(22.22)%	764	690	10.72%
Intangible amortization	71	81	(12.35)%	229	256	(10.55)%
Other	1,343	1,796	(25.22)%	4,037	4,792	(15.76)%
TOTAL NON-INTEREST EXPENSE	9,681	9,566	1.20%	28,475	27,614	3.12%
INCOME BEFORE INCOME TAX PROVISION	4,683	4,566	2.56%	12,693	12,548	1.16%
INCOME TAX PROVISION	857	1,282	(33.15)%	2,179	3,491	(37.58)%
NET INCOME	$3,826	$3,284	16.50%	$10,514	$9,057	16.09%
Earnings attributable to noncontrolling interest	—	—	—%	(1)	—	—%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$3,826	$3,284	16.50%	$10,515	$9,057	16.10%
EARNINGS PER SHARE - BASIC	$0.82	$0.70	17.14%	$2.24	$1.92	16.67%
EARNINGS PER SHARE - DILUTED	$0.82	$0.70	17.14%	$2.24	$1.92	16.67%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	4,690,560	4,688,222	0.05%	4,689,960	4,711,282	(0.45)%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	4,690,560	4,688,222	0.05%	4,689,960	4,711,282	(0.45)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$1.41	$1.41	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	September 30, 2018			September 30, 2017
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$75,182	$559	2.95%	$53,850	$494	3.64%
All other loans	1,278,149	13,541	4.20%	1,105,615	11,580	4.16%
Total loans	1,353,331	14,100	4.13%	1,159,465	12,074	4.13%

Taxable securities	104,321	991	3.80%	83,106	674	3.24%
Tax-exempt securities	34,444	262	3.04%	53,320	483	3.62%
Total securities	138,765	1,253	3.61%	136,426	1,157	3.39%

Interest-bearing deposits	3,403	18	2.10%	14,085	49	1.38%

Total interest-earning assets	1,495,499	15,371	4.08%	1,309,976	13,280	4.02%

Other assets	99,132			101,035

TOTAL ASSETS	$1,594,631			$1,411,011

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$166,181	17	0.04%	$157,341	15	0.04%
Super Now deposits	225,677	264	0.46%	203,531	140	0.27%
Money market deposits	241,977	314	0.51%	284,155	267	0.37%
Time deposits	263,399	1,064	1.60%	206,563	636	1.22%
Total interest-bearing deposits	897,234	1,659	0.73%	851,590	1,058	0.49%

Short-term borrowings	99,867	528	2.07%	19,127	31	0.64%
Long-term borrowings	134,731	756	2.19%	81,107	407	1.96%
Total borrowings	234,598	1,284	2.14%	100,234	438	1.71%

Total interest-bearing liabilities	1,131,832	2,943	1.03%	951,824	1,496	0.62%

Demand deposits	305,707			304,244
Other liabilities	17,156			15,708
Shareholders’ equity	139,936			139,235

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,594,631			$1,411,011
Interest rate spread			3.05%			3.40%
Net interest income/margin		$12,428	3.30%		$11,784	3.57%

	Three Months Ended September 30,
	2018	2017
Total interest income	$15,198	$12,948
Total interest expense	2,943	1,496
Net interest income	12,255	11,452
Tax equivalent adjustment	173	332
Net interest income (fully taxable equivalent)	$12,428	$11,784

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Nine Months Ended
	September 30, 2018			September 30, 2017
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$75,389	$1,689	2.99%	$46,752	$1,315	3.76%
All other loans	1,230,313	37,838	4.11%	1,081,148	32,774	4.05%
Total loans	1,305,702	39,527	4.05%	1,127,900	34,089	4.04%

Taxable securities	93,944	2,621	3.72%	85,417	2,039	3.18%
Tax-exempt securities	38,940	858	2.94%	50,972	1,424	3.72%
Total securities	132,884	3,479	3.49%	136,389	3,463	3.39%

Interest-bearing deposits	2,872	39	1.82%	27,901	218	1.04%

Total interest-earning assets	1,441,458	43,045	3.99%	1,292,190	37,770	3.91%

Other assets	97,930			102,181

TOTAL ASSETS	$1,539,388			$1,394,371

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$164,828	49	0.04%	$157,396	45	0.04%
Super Now deposits	229,159	713	0.42%	198,560	377	0.25%
Money market deposits	240,751	814	0.45%	278,436	713	0.34%
Time deposits	251,071	2,795	1.49%	207,331	1,833	1.18%
Total interest-bearing deposits	885,809	4,371	0.66%	841,723	2,968	0.47%

Short-term borrowings	72,873	1,004	1.82%	13,714	39	0.26%
Long-term borrowings	124,483	2,024	2.14%	79,881	1,220	2.01%
Total borrowings	197,356	3,028	2.02%	93,595	1,259	1.76%

Total interest-bearing liabilities	1,083,165	7,399	0.91%	935,318	4,227	0.60%

Demand deposits	300,604			301,567
Other liabilities	18,070			18,455
Shareholders’ equity	137,549			139,031

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,539,388			$1,394,371
Interest rate spread			3.08%			3.31%
Net interest income/margin		$35,646	3.31%		$33,543	3.47%

	Nine Months Ended September 30,
	2018	2017
Total interest income	$42,510	$36,839
Total interest expense	7,399	4,227
Net interest income	35,111	32,612
Tax equivalent adjustment	535	931
Net interest income (fully taxable equivalent)	$35,646	$33,543

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Operating Data
Net income	$3,826	$3,480	$3,208	$716	$3,284
Net interest income	12,255	11,703	11,153	11,468	11,452
Provision for loan losses	480	335	160	125	60
Net security (losses) gains	(24)	15	(40)	107	298
Non-interest income, ex. net security (losses) gains	2,613	2,347	2,368	2,482	2,442
Non-interest expense	9,681	9,517	9,524	9,248	9,566

Performance Statistics
Net interest margin	3.30%	3.32%	3.31%	3.48%	3.57%
Annualized return on average assets	0.96%	0.91%	0.86%	0.20%	0.93%
Annualized return on average equity	10.94%	10.07%	9.18%	2.00%	9.43%
Annualized net loan charge-offs to average loans	0.05%	0.04%	0.06%	0.07%	0.08%
Net charge-offs	171	137	182	200	236
Efficiency ratio	64.6%	67.2%	69.8%	65.7%	68.3%

Per Share Data
Basic earnings per share	$0.82	$0.74	$0.68	$0.16	$0.70
Diluted earnings per share	0.82	0.74	0.68	0.15	0.70
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	29.96	29.66	29.45	29.47	29.79
Common stock price:
High	46.27	46.92	45.56	49.79	46.47
Low	43.22	41.29	39.61	45.65	41.08
Close	43.45	44.78	42.31	46.58	46.47
Weighted average common shares:
Basic	4,691	4,690	4,689	4,689	4,688
Fully Diluted	4,691	4,703	4,689	4,782	4,688
End-of-period common shares:
Issued	5,011	5,011	5,010	5,009	5,009
Treasury	320	320	320	320	320

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Financial Condition Data:
General
Total assets	$1,670,348	$1,603,273	$1,526,745	$1,474,492	$1,430,197
Loans, net	1,355,762	1,318,039	1,267,912	1,232,268	1,176,781
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,233	1,304	1,382	1,462	1,543
Total deposits	1,210,477	1,191,019	1,192,454	1,146,320	1,153,996
Noninterest-bearing	313,111	311,194	304,261	303,316	310,830
Savings	164,449	166,183	166,243	160,698	156,437
NOW	223,963	216,109	240,259	215,021	203,744
Money Market	238,131	245,081	235,381	237,818	274,528
Time Deposits	270,823	252,452	246,310	229,467	208,457
Total interest-bearing deposits	897,366	879,825	888,193	843,004	843,166

Core deposits*	939,654	938,567	946,144	916,853	945,539
Shareholders’ equity	140,538	139,134	138,192	138,192	139,669

Asset Quality
Non-performing loans	$8,820	$7,132	$7,641	$7,268	$8,317
Non-performing loans to total assets	0.53%	0.44%	0.50%	0.49%	0.58%
Allowance for loan losses	13,343	13,034	12,836	12,858	12,933
Allowance for loan losses to total loans	0.97%	0.98%	1.00%	1.03%	1.09%
Allowance for loan losses to non-performing loans	151.28%	182.75%	167.99%	176.91%	155.50%
Non-performing loans to total loans	0.64%	0.54%	0.60%	0.58%	0.69%

Capitalization
Shareholders’ equity to total assets	8.41%	8.68%	9.05%	9.37%	9.77%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Thousands, Except Per Share Data)	2018	2017	2018	2017
GAAP net income	$9,057	$9,057	$9,057	$9,057
Less: net securities (losses) gains, net of tax	(19)	197	(39)	320
Non-GAAP operating earnings	$9,076	$8,860	$9,096	$8,737

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Return on average assets (ROA)	0.96%	0.93%	0.91%	0.87%
Less: net securities (losses) gains, net of tax	—%	0.05%	—%	0.03%
Non-GAAP operating ROA	0.96%	0.88%	0.91%	0.84%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Return on average equity (ROE)	10.94%	9.43%	10.19%	8.69%
Less: net securities (losses) gains, net of tax	(0.05)%	0.56%	(0.04)%	0.31%
Non-GAAP operating ROE	10.99%	8.87%	10.23%	8.38%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Basic earnings per share (EPS)	$0.82	$0.70	$2.24	$1.92
Less: net securities (losses) gains, net of tax	—	0.04	—	0.07
Non-GAAP basic operating EPS	$0.82	$0.66	$2.24	$1.85

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Diluted EPS	$0.82	$0.70	$2.24	$1.92
Less: net securities (losses) gains, net of tax	—	0.04	—	0.07
Non-GAAP diluted operating EPS	$0.82	$0.66	$2.24	$1.85